UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information disclosed under the heading “Financial Update” under Item 7.01 below is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Financial Update

Comverse Technology, Inc. (the “Company”) is disclosing in this Current Report on Form 8-K certain unaudited selected financial information relating to the Company and its wholly-owned subsidiaries, including Comverse, Inc. and the subsidiaries of Comverse, Inc. which comprise the Company’s Comverse segment (the “Comverse Segment”), and excluding the Company’s majority-owned subsidiaries, Verint Systems Inc. (“Verint”), Ulticom, Inc. (“Ulticom”), and Starhome, B.V. The Company is in the process of completing adjustments to certain previously disclosed financial information, completing its financial statements for subsequent fiscal periods and becoming current in its periodic reporting obligations under the federal securities laws. As a result of this process, all information presented herein is preliminary, unaudited and subject to adjustments, which may be material.

The Comverse Segment’s product bookings for the first half of the fiscal year ending January 31, 2011 were lower than the first half of the prior fiscal year. The Company now forecasts product bookings at the Comverse Segment for the fiscal year ending January 31, 2011 to be consistent with, or reflect a slight increase compared to, the fiscal year ended January 31, 2010. This forecast assumes an improvement in the second half of the current fiscal year. The Company defines “product bookings” as projected revenue from orders executed during a specified period, excluding revenue from maintenance agreements.

At July 31, 2010, the Company and its wholly-owned subsidiaries had cash, cash equivalents, short-term investments and bank time deposits (collectively, “Cash and Cash Equivalents”) of approximately $327.4 million, compared to approximately $371.3 million at April 30, 2010 and $448.4 million at January 31, 2010. Cash and Cash Equivalents at July 31, 2010 excludes auction rate securities (“ARS”) totaling $133.5 million aggregate principal amount as of July 31, 2010, valued as of such date at approximately $69.3 million. Cash and Cash Equivalents at July 31, 2010 includes cash proceeds of $34.3 million received by the Company during the fiscal quarter ended July 31, 2010 from sales and redemptions of $40.6 million aggregate principal amount of ARS. Included in Cash and Cash Equivalents is restricted cash, which aggregated $62.7 million, $74.4 million and $73.6 million at July 31, April 30 and January 31, 2010, respectively. At July 31, 2010, the Company and its wholly-owned subsidiaries had indebtedness of approximately $2.2 million in aggregate principal amount outstanding of the Company’s convertible debt obligations due May 15, 2023.

During the fiscal quarter ended July 31, 2010, the Company and its wholly-owned subsidiaries made the following significant disbursements:

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approximately $39.1 million for professional fees in connection with the Company’s efforts to become current in its periodic reporting obligations under the federal securities laws and remediate material weaknesses in internal control over financial reporting (“compliance-related costs”);

•	approximately $17.7 million, the net partial consideration in respect of the settlement of a securities class action and derivative actions; and

•	approximately $2.5 million in restructuring and other payments, including a workforce reduction initiative at the Comverse Segment.

In addition, during the second fiscal quarter, the Comverse Segment continued to experience negative cash flows from operations.

The aggregate assets of the Company and its wholly-owned subsidiaries are valued in excess of $1 billion and include, among others, Cash and Cash Equivalents and ownership interests in Verint and Ulticom. Notwithstanding these substantial assets and the forecast that Cash and Cash Equivalents are expected to be approximately $100.0 million by the end of the quarter ending April 30, 2011 (including estimated restricted cash of approximately $60.0 million), in the absence of the successful consummation of one or more of the initiatives described below, management’s forecast for the fiscal year ending January 31, 2012 reflects a potential shortfall of approximately $50.0 million in the cash required to support the working capital needs of the business during such quarter. The Company does not anticipate that such shortfall will materially increase through the remainder of the fiscal year ending January 31, 2012. Certain assumptions upon which such forecast is based are described below. The Company expects that a combination of initiatives described below will generate sufficient liquidity to cover the projected cash shortfall.

As indicated in its Current Report on Form 8-K filed on June 24, 2010, the Company previously commenced initiatives to improve its cash position. As part of these initiatives, the Company commenced a re-engineering of the operations of its Comverse Segment with a view toward aligning operating costs and expenses with anticipated revenue, is evaluating secured financing alternatives, including the issuance of securities or loans which may be secured by all or a portion of the assets of the Company and its wholly-owned subsidiaries, and is pursuing the sale of certain assets, including the potential sale of up to 2.8 million shares of Verint’s common stock as previously disclosed in an amendment to the Company’s Schedule 13D with respect to its beneficial ownership of such stock filed on July 19, 2010. The Company intends to implement the first phase of its re-engineering initiatives, expected to reduce annualized operating costs by approximately $45.0 million, by fiscal year end and a second phase of measures, expected to result in a similar reduction of annualized operating costs upon implementation, over the next 12 to 18 months.

The Company engaged Goldman Sachs as its financial advisor. Goldman Sachs is assisting the Company in, among other things, exploring strategic and capital raising alternatives.

Management’s forecast described above is based upon a number of assumptions including, among others: improved operating performance of the Comverse Segment; successful implementation of the first phase of the Company’s re-engineering process described below; restricted cash in amounts consistent with historical levels; slight reductions in the unrestricted cash levels required to support the working capital needs of the business; reductions in the Company’s compliance-related costs; sales or redemptions of substantially all of the Company’s remaining ARS for proceeds consistent with their approximate value as of July 31, 2010; and the Company’s ability to use shares of its common stock to satisfy $112.5 million of the $142.5 million of the payment obligations payable in the fiscal year ending January 31, 2012 under a shareholder class action settlement. The Company’s management believes that the above-noted assumptions are reasonable. However, should one or more of the assumptions prove incorrect, or should one or more of the risks or uncertainties described below under “Forward-Looking Statements” materialize, the shortfall in unrestricted cash required to support working capital needs may vary materially from the amount forecasted. The Company’s ability to use shares of its common stock to satisfy such payment obligations is conditioned upon the Company becoming current in its periodic reporting obligations under federal securities laws and its stock being listed on a national securities exchange on or before the fifteenth trading day preceding the applicable payment date. The Company granted a security interest in an account of the Company holding its ARS and the proceeds from any sales thereof for the benefit of the plaintiff class until such obligations have been paid. Information relating to such settlement and the Company’s ability to issue shares in satisfaction of such payment obligations is contained in the Company’s Current Report on Form 8-K filed on June 24, 2010.

Filing Timeline Update

The Company is nearing completion of its Annual Report on Form 10-K for the fiscal years ended January 31, 2009, 2008, 2007, 2006 (the “Comprehensive Form 10-K”) and expects to file the Comprehensive Form 10-K in September 2010. Although the Company had expected to file the Comprehensive Form 10-K in August 2010, the completion of its U.S. federal, state and foreign tax provisions for each of the fiscal years in the four year period ended January 31, 2009 and the complex reconciliation of tax accounts, the principal remaining milestones in the Company’s financial close and reporting and disclosure process, have not yet been completed. This timeline is subject to completion of such remaining milestones and the risk that additional adjustments may be identified during the finalization of the tax provisions and completion of the audit. The Company expects to file the Annual Report on Form 10-K for the fiscal year ended January 31, 2010 and the Quarterly Reports on Form 10-Q as may be required for it to become current in its periodic reporting obligations under the federal securities laws as soon as practicable after the filing of the Comprehensive Form 10-K.

Letter to Employees

On August 12, 2010, the President and Chief Executive Officer of the Company issued a letter to employees of the Company and its subsidiary, Comverse, Inc. A copy of the letter is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information disclosed under Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. There are numerous risks and uncertainties that could cause actual results and the timing of events to differ materially from those anticipated by the forward-looking statements in this Current Report on Form 8-K. Such risks and uncertainties may give rise to future claims and increase exposure to contingent liabilities. There can be no assurances that any forward-looking statements will be achieved. These risks and uncertainties arise from (among other factors) the following:

•

the risk of further diminishment in the Company’s capital resources as a result of, among other things, continued negative cash flow from operations at Comverse or the continued incurrence of significant expenses by the Company and the Comverse Segment in connection with the Company’s efforts to become current its periodic reporting obligations under the federal securities laws and to remediate material weaknesses in internal control over financial reporting;

•

the risk that if, contrary to expectations, all of the Company’s initiatives to increase its liquidity and capital resources fail to satisfy its working capital needs, its business and operations will be materially adversely affected and, in such event, the Company may need to seek new borrowings or asset sales under disadvantageous terms;

•	the information presented herein is preliminary, unaudited and subject to adjustments, which may be material, and therefore is subject to material change and may differ from actual results;
•

the risk that review of the initial adverse decision of the Administrative Law Judge in the administrative proceeding to revoke the registration of the Company’s securities under Section 12(j) of the Exchange Act will not be granted by the Securities and Exchange Commission (“SEC”) or, if granted, the outcome of such review or an appeal therefrom will be adverse to the Company. Consequently, should the registration of the Company’s common stock be suspended or revoked, brokers, dealers and other market participants would be prohibited from buying, selling, making market in, publishing quotations of or otherwise effecting transactions with respect to such common stock and, as a result, public trading of the Company’s common stock would cease and investors would find it difficult to acquire or dispose of the Company’s common stock or obtain accurate quotations of the Company’s common stock, which could result in a significant decline in the value of the Company’s common stock, and the Company’s business may be adversely impacted, including, without limitation, an adverse impact on the Company’s ability to issue stock to raise equity capital, engage in business combinations or provide employee incentives;

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civil and/or criminal actions that may be brought against the Company by the SEC and the Department of Justice under the Foreign Corrupt Practices Act relating to potentially unlawful payments made in foreign jurisdictions in connection with the sale of certain products by Comverse employees and external sales agents;

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the ineffectiveness of the Company’s disclosure controls and procedures resulting in its inability to file its periodic reports under the federal securities laws in a timely manner due to material weaknesses and significant deficiencies in internal control over financial reporting and the potential that the Company may be unable to effectively implement appropriate remedial measures in a timely manner;

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the continuation of material weaknesses or the discovery of additional material weaknesses in the Company’s internal control over financial reporting and any delay in the implementation of remedial measures;

•	the continuing effects of the global economic decline and adverse conditions in the telecommunications industry, which resulted in declines in information technology spending and demand for Comverse’s products and services, and exposure to the global credit and liquidity challenges;
•	continued diversion of management’s attention from business operations as a result of the Company’s efforts to become current in its periodic reporting obligations and remediate material weaknesses;
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potential loss of business opportunities due to continued concern on the part of customers, partners, investors and employees about our financial condition and the Company’s extended delay in becoming current in its periodic reporting obligations under the federal securities laws;

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constraints on the Company’s ability to obtain new debt or equity financing due to, among other things, (i) the Company’s not being current in its periodic reporting obligations under the federal securities laws, (ii) potential material contingent liabilities that could have a material adverse effect on the Company’s financial position and results of operations and (iii) the continuing negative effects of the global economic decline;

•	inability to achieve expected benefits of functional and cross-functional initiatives as well as inability to successfully implement product rationalization;
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risks relating to Comverse’s significant operations in Israel, including volatile economic, political and/or military conditions and uncertainties relating to research and development grants and tax benefits and the ability of the Company’s Israeli subsidiaries to pay dividends;

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risks associated with significant foreign operations and international sales, including the impact of geopolitical, economic and military conditions in foreign countries, conducting operations in countries with a history of corruption and entering into transactions with foreign governments and ensuring compliance with laws that prohibit improper payments;

•	adverse fluctuations of currency exchange rates;
•	changes in the competitive environment in the telecommunications industry may reduce demand for Comverse’s products and services and/or cause it to reduce prices;
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increased costs or reduced demand for Comverse’s products resulting from compliance with evolving telecommunications regulations and the implementation of new standards may adversely affect the Company’s business and financial condition;

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the recent imposition of limitations by the Department of Telecommunications of the Government of India on the ability of Indian telecommunication service providers to purchase equipment and software from providers that are not Indian owned or controlled, which may substantially limit the ability of the Comverse Segment to conduct business in India and the risk that if these limitations persist, the Company’s revenue and profitability will be materially adversely affected;

•	the failure or delay in achieving interoperability of Comverse’s products with its customers’ systems could impair its ability to sell its products;
•	increased and changing competition which could force Comverse to lower prices or take other actions to differentiate its products;
•	the competitive bidding process used to generate sales requires Comverse to expend significant resources with no guarantee of recoupment;
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Comverse’s inability to maintain relationships with value added resellers, systems integrators and other third parties that market and sell its products to sell its products could adversely impact the Company’s financial condition and results of operations;

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third parties’ infringement of Comverse’s proprietary technology and the infringement by Comverse of the intellectual property of third parties, including through the use of free or open source software;

•	rapidly changing technology in Comverse’s industry and its ability to enhance existing products and develop and market new products;
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Comverse’s dependence on a significant portion of its sales and operating profit from contracts for large systems and large installations, including, among other things, the lengthy and complex bidding and selection process, the difficulty predicting its ability to obtain particular contracts and the timing and scope of these opportunities; and

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operating results are difficult to predict as a result of lengthy and variable sales cycles, focus on large customers and installations, short delivery windows required by customers, and back-loaded nature of Comverse’s business.

The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Letter to Employees, dated August 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: August 12, 2010	By:	/s/ Stephen M. Swad
	Name:	Stephen M. Swad
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Employees, August 12, 2010.